Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

Ultra Short Mortgage Fund – ASARX

AAAMCO Ultrashort Financing Fund – Class Y – REPYX

AAAMCO Ultrashort Financing Fund – Class I – REPOX

a Series of Asset Management Fund

Supplement dated January 24, 2019

to the Prospectus dated October 28, 2018, as amended November 28, 2018

•	On page 2, the Fees and Expenses table and the Expense Example section for the AMF Large Cap Equity Fund is deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AMF	Class H
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
12b-1 Fees	0.25%	0.00%
Other Expenses*	0.91%	0.91%
Total Fund Operating Expenses**	1.81%	1.56%

*	Other expenses have been restated to reflect current fees.

**	The Total Fund Operating Expenses differs from the Ratio of gross expenses to average net assets found within the “Financial Highlights” section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class AMF	$184	$569	$980	$2,127
Class H	$159	$493	$850	$1,856

•	On page 7, the Fees and Expenses table and the Expense Example section for the AMF Ultra Short Mortgage Fund is deleted in its entirety and replaced with the following:

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.45%
12b-1 Fees	0.25%
Other Expenses*	0.91%
Total Fund Operating Expenses**	1.61%

*	Other Expenses have been restated to reflect current fees.
**	The Total Fund Operating Expenses differs from the Ratio of gross expenses to average net assets found within the “Financial Highlights” section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$164	$508	$876	$1,911

•	With respect to the Ultrashort Financing Fund, the following paragraph is hereby inserted between the second and third paragraphs of the Fund Investments section on page 15:

The Fund may also enter into dollar roll transactions with approved counterparties. Dollar roll transactions are short term (usually 30 days) financings in which the Fund purchases and simultaneously sells (for a future settlement date) agency mortgage-backed security pools. Dollar rolls are similar to repurchase agreements with the key difference being that the Fund is not required to return the exact same securities that were delivered by the borrower. Instead, the Fund must return similar pools with minimum qualifications usually including the issuer, coupon rate, and original maturity of the pools.

•	With respect to the Ultrashort Financing Fund, the Repurchase Agreement and Counterparty Risk description on page 17 is deleted in its entirety and replaced as follows:

Repurchase Agreement and Counterparty Risk. Repurchase agreements and dollar rolls are transactions in which the Fund buys a security from another financial institution and simultaneously agrees to sell the security (or, in the case of a dollar roll, similar securities) back at a mutually agreed-upon time and price. Repurchase agreements and dollar rolls expose the Fund to the risk that the counterparty to the Fund defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement or is unable to provide additional eligible securities as margin when required by the Fund. In this circumstance, the Fund could lose money if it cannot sell the underlying instruments above the purchase price. In this case, the Adviser will determine if it is in the best interest of the shareholders to immediately liquidate the collateral or to hold the collateral until market conditions improve and a better sale price on the collateral can be obtained. Should the liquidation proceeds of the securities collateral be greater than the purchase price, the Fund does not suffer any loss.

•	With respect to the Ultrashort Financing Fund, the Credit Risk description on page 17 is deleted in its entirety and replaced as follows:

Credit Risk. If the counterparty to a repurchase agreement defaults, and the collateral cannot be liquidated at a price greater than the original purchase price, the Fund would lose money. If the counterparty to a financial contract, including dollar rolls, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, the Fund could lose money. Credit risk arises from the risk that one or more debt securities in the Fund’s portfolio will decline in value due to the failure of the issuer to pay principal or interest when due or due to the market perception that the issuer has experienced a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk.

•	The fourth paragraph of the When-Issued, delayed-Delivery and To Be Announced (TBA) Securities section on pages 22 and 23 is hereby deleted in its entirety and replaced as follows:

The Ultra Short Mortgage Fund and the Ultrashort Financing Fund may also sell securities on a TBA basis. The Ultra Short Mortgage Fund engages in TBA transactions to manage cash positions as well as to manage interest rate and prepayment risks. Each Fund may engage in forward sales of TBA trades only when the Fund has identified and segregated the actual mortgage pools held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or Cusip number).

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230